GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Value Funds

Class A, Class B, Class C, Institutional, Service, Class IR and

Class R Shares of the

Goldman Sachs Small Cap Value Fund

(the “Fund”)

Supplement dated October 21, 2013 to the

Prospectus dated December 28, 2012, as supplemented to date (the “Prospectus”)

The Fund is generally closed to new investors. The purpose of this Supplement is to revise the purchase criteria applicable to certain employee benefit plans. Effective as of the close of business on December 31, 2013, the Fund’s initial investment size for such investors will generally decrease from a maximum of $50 million to a maximum of $20 million.

Effective as of the close of business on December 31, 2013, the following replaces in its entirety the third bullet point under the fifth paragraph under “Shareholder Guide—How to Buy Shares—What Else Should I Know About Share Purchases” in the Prospectus:

Certain employee benefit plans and certain financial institutions providing services to employee benefit plans, namely: (i) Employee Benefit Plans (as defined below) making an initial investment of $20 million or less; and (ii) certain financial institutions making an initial investment of $20 million or less in connection with hedging services provided in support of non-qualified deferred compensation plans offering the Fund. Certain of the plans and institutions described in (i) and (ii) above may make an initial investment in excess of $20 million if the initial investment was expected to be less than $20 million at the time Goldman Sachs received a preliminary written commitment to invest in the Fund. In addition, an Employee Benefit Plan may make an initial investment in excess of $20 million if it had indicated to Goldman Sachs, prior to December 31, 2013, that it would invest $50 million or less in the Fund. For this purpose, “Employee Benefit Plans” include Section 401(k), 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations.

This Supplement should be retained with the Prospectus for future reference.

EQVALSCPCSTK 10-13